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       NICHOLAS | APPLEGATE-REGISTERED TRADEMARK- INSTITUTIONAL FUNDS

                         SUPPLEMENT TO PROSPECTUSES

        INSTITUTIONAL AND RETIREMENT SHARES DATED JULY 9, 1999

                                 JULY 26, 1999

      At a meeting held on July 15, 1999 shareholders of the High Quality Bond and the Short Intermediate Fixed Income Funds (the "Funds") approved a new subadvisory agreement between the Investment Adviser and Criterion Investment Management LLC ("Criterion") whereby Criterion provides investment research and day-to-day management of the Funds' portfolios.

     Organized in April 1999, Criterion is registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Westdeutsche Landesbank Girzozentrale. Its principal address is 1990 Post Oak Boulevard, Houston, Texas 77056. Criterion previously was the fixed income asset management division of the Investment Adviser and now provides investment advice to the Funds and approximately 80 other separate institutional clients with approximately $9 billion in assets under management.

    As compensation for Criterion's services under the new subadvisory agreement, the Investment Adviser will pay Criterion monthly, a subadvisory fee at an annual rate of .25% of each Fund's average daily net assets.

THE INFORMATION UNDER THE SECTION ENTITLED "PRINCIPAL INVESTMENTS" FOR THE HIGH QUALITY BOND FUND IS REVISED AS FOLLOWS:

The average dollar weighted duration of the Fund will range from two to eight years.